EXHIBIT 99.1
                                                                    ------------



CAUTIONARY LANGUAGE CONCERNING FORWARD-LOOKING STATEMENTS

Statements herein regarding the proposed transaction between Anteon International Corporation and General Dynamics Corporation, future financial and operating results, benefits and synergies of the transaction, future opportunities for the combined company and any other statements about future expectations constitute forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are based upon current beliefs and expectations and are subject to significant risks and uncertainties. There are a number of important factors that could cause actual results or events to differ materially from those indicated by such forward looking statements, including: the ability to obtain governmental approvals of the transaction on the proposed terms and schedule and the failure of Anteon International Corporation stockholders to approve the transaction. Additional factors that may affect future results are contained in each company's filings with the Securities and Exchange Commission ("SEC"), including each company's Annual Report on Form 10-K for the year ended December 31, 2004, which are available at the SEC's Web site http://www.sec.gov. The information set forth herein speaks only as of the date hereof, and any intention or obligation to update any forward looking statements as a result of developments occurring after the date hereof is hereby disclaimed.


IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC

In connection with the proposed transaction, Anteon International Corporation plans to file with the SEC a Proxy Statement. INVESTORS AND SECURITY HOLDERS OF ANTEON INTERNATIONAL CORPORATION ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY ARE AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ANTEON INTERNATIONAL CORPORATION, THE PROPOSED TRANSACTION AND RELATED MATTERS. The final Proxy Statement will be mailed to stockholders of Anteon International Corporation. Investors and security holders of Anteon International Corporation will be able to obtain copies of the Proxy Statement, when they become available, as well as other filings with the SEC that will be incorporated by reference into such documents, containing information about Anteon International Corporation, without charge, at the SEC's Internet site (http://www.sec.gov). These documents may also be obtained for free from Anteon International Corporation by directing a request to Anteon International Corporation, Investor Relations, 3211 Jermantown Road, Fairfax, Virginia 22030-2801 or at Anteon International Corporation's Investor Relations page on its corporate website at www.anteon.com.


PARTICIPANTS IN SOLICITATION

Anteon International Corporation and its respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from Anteon International Corporation's stockholders in respect of the proposed transaction. Information regarding Anteon International Corporation's participants is available in Anteon International Corporation's proxy statement, dated April 22, 2005, for its 2005 annual meeting of stockholders, which is filed with the SEC. Additional information regarding the interests of such participants will be included in the Proxy Statement to be filed with the SEC.

GENERAL DYNAMICS
--------------------------------------------------------------------------------

                Acquisition of
                Anteon International Corporation

                Investor Presentation
                New York City

                NICHOLAS D. CHABRAJA
                DECEMBER 14, 2005

FORWARD-LOOKING STATEMENT
--------------------------------------------------------------------------------

GENERAL DYNAMICS CAUTIONS THAT "FORWARD-LOOKING STATEMENTS" IN THIS PRESENTATION AS TO FUTURE RESULTS OF OPERATIONS AND FINANCIAL PROJECTIONS REFLECT THE COMPANY'S VIEWS, BUT ARE NECESSARILY SUBJECT TO RISKS AND UNCERTAINTIES, AND NO ASSURANCES CAN BE GIVEN THAT SUCH EXPRESSED OR IMPLIED RESULTS WILL BE ACHIEVED. A MORE COMPLETE EXPRESSION OF THESE RISKS AND UNCERTAINTIES IS CONTAINED IN THE COMPANY'S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION, AND YOU ARE ENCOURAGED TO REVIEW THESE FILES, OF WHICH THE FORM 10-K AND FORMS 10-Q MAY BE OF PARTICULAR INTEREST.

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GENERAL DYNAMICS                     2                        DECEMBER 14, 2005

ANTEON INTERNATIONAL CORPORATION ACQUISITION
--------------------------------------------------------------------------------

                           TOTAL VALUE = $2.2 BILLION

     o   $55.50 PER SHARE IN CASH + $100 MILLION NET DEBT

     o   SUBJECT TO ANTEON SHAREHOLDER VOTE AND NORMAL REGULATORY APPROVALS

     o   EXPECTED TO CLOSE IN 2Q 2006

     o   ACCRETIVE TO EARNINGS

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GENERAL DYNAMICS                     3                        DECEMBER 14, 2005

ANTEON OVERVIEW
--------------------------------------------------------------------------------

     o   PRIME ON ~ 85% OF CONTRACTS

     o   TOTAL BACKLOG ~ $6.6 BILLION

     o   9,500 EMPLOYEES

         ->  6,200 employees hold a security clearance

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GENERAL DYNAMICS                     4                        DECEMBER 14, 2005

ANTEON FINANCIAL OBJECTIVES
--------------------------------------------------------------------------------

     o   ESTIMATES FOR  2006:

         ->  SALES ~ $1.72 BILLION

         ->  EBITDA ~ $170 MILLION

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GENERAL DYNAMICS                     5                        DECEMBER 14, 2005

GENERAL DYNAMICS-ANTEON TRANSACTION METRICS
--------------------------------------------------------------------------------

     o   PRICE / ESTIMATED 2006 SALES       ~ 1.3 X

     o   PRICE / ESTIMATED 2006 EBITDA      ~ 13.1 X

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GENERAL DYNAMICS                     6                        DECEMBER 14, 2005

SUPERB FIT WITH GENERAL DYNAMICS IS&T
--------------------------------------------------------------------------------

     o COMBINATION GENERATES THE BREADTH AND SCALE NEEDED TO MEET EXPANDING MISSION REQUIREMENTS

     o   COMMON CULTURE:

         ->  Strong focus on customer

         ->  Commitment to employees

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GENERAL DYNAMICS                     7                        DECEMBER 14, 2005

ANTEON COMPETENCIES COMPLEMENT IS&T
--------------------------------------------------------------------------------

     o   HIGH-END SKILLS COMPLEMENT
         GENERAL DYNAMICS' CAPABILITIES

         ->  Enterprise architecture

         ->  Integration and application development

         ->  Modeling, simulation and training

         ->  Life cycle support and outsourcing

     o 90% OF REVENUE COMES FROM DEFENSE, INTELLIGENCE AND HOMELAND SECURITY CUSTOMERS

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GENERAL DYNAMICS                     8                        DECEMBER 14, 2005

COMBINATION ENHANCES IS&T GROWTH POTENTIAL
--------------------------------------------------------------------------------

     o   PROVIDES SOLID GROWTH POTENTIAL IN IT SERVICES AND C4ISR

     o   BRINGS DOMAIN EXPERTISE IN MISSION IT SOLUTIONS
         ->  Mission IT bridges the gap between General Dynamics'
             Enterprise IT services and C4ISR

     o   GIVES CUSTOMERS AN ADDITIONAL FIRST TIER PROVIDER

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GENERAL DYNAMICS                     9                        DECEMBER 14, 2005

ANTEON CUSTOMER BASE COMPLEMENTS IS&T
--------------------------------------------------------------------------------
     o   EXTENDS GENERAL DYNAMICS REACH WITHIN:

         ->  DEPARTMENT OF DEFENSE
             (39% SALES FROM NAVY; 28% FROM ARMY)

         ->  INTELLIGENCE COMMUNITY

         ->  HOMELAND SECURITY AGENCIES

         ->  NATIONAL MISSILE DEFENSE PROGRAM

         ->  LOGISTICS MODERNIZATION

--------------------------------------------------------------------------------
GENERAL DYNAMICS                     10                       DECEMBER 14, 2005

GD + ANTEON = SEAMLESS EDGE TO EDGE IT
From the Strategic, Sustaining Base to the Battlefield
-------------------------------------------------------------------------------------------------------------------

                                          ----------------    -----------   ---------------------------------------
                                            Enterprise IT     Mission IT                    C4ISR
                                          ----------------    -----------   ---------------------------------------
                                                                    GENERAL DYNAMICS               GENERAL DYNAMICS
                                          GENERAL DYNAMICS          Advanced Information Systems   C4 Systems
                                           Network Systems     ANTEON
PEOPLE AND PROCESS ------------------------------------------------------------------------------------------------
                                                                SYSTEMS                  WARFIGHTER
o BUSINESS CONSULTING                   BUSINESS PROCESS      DEVELOPMENT                 TACTICS,
o SYSTEMS REQUIREMENTS ANALYSIS           REENGINEERING         SUPPORT                 TECHNIQUES &
                                                                                         PROCEDURES

SOFTWARE ----------------------------------------------------------------------------------------------------------
o INSTALLATION                                                ANALYSIS TOOLS
o DEVELOPMENT                               ENTERPRISE           TRAINING                  COMMAND &
o INTEGRATION                              APPLICATIONS          MODELING &                CONTROL
                                                                 SIMULATION              APPLICATIONS

EQUIPMENT & NETWORKS ----------------------------------------------------------------------------------------------
o DESIGN & ENGINEERING                NETWORK INFRASTRUCTURE     RESTRICTED               BATTLESPACE
o INTEGRATION & PROJECT MANAGEMENT       LANS, WANS, SANS         NETWORKS               COMMUNICATIONS
o EQUIPMENT & INFRASTRUCTURE                                                                SYSTEMS

IT MANAGEMENT & OUTSOURCING ---------------------------------------------------------------------------------------
o MAINTENANCE & LOGISTICS
o STAFFING & HELP DESK                      IT SUPPORT            CONTRACTOR
o SOFTWARE HOSTING & BUSINESS                HELP DESK        LOGISTICS SUPPORT      INTEGRATED BATTLESPACE
  PROCESS OUTSOURCING                         SYSTEMS             LOGISTICS             LOGISTICS SUPPORT
o NETWORK OPERATIONS                      ADMINISTRATION         MODERNIZATION

-------------------------------------------------------------------------------------------------------------------
GENERAL DYNAMICS                                11                                              DECEMBER 14, 2005

GENERAL DYNAMICS
--------------------------------------------------------------------------------

THIS ANNOUNCEMENT IS NEITHER A SOLICITATION OF A PROXY, AN OFFER TO PURCHASE, NOR A SOLICITATION OF AN OFFER TO SELL SHARES OF ANTEON INTERNATIONAL CORPORATION. ANTEON INTERNATIONAL CORPORATION WILL FILE AND DELIVER ALL PROXY STATEMENTS, AND ANTEON INTERNATIONAL CORPORATION AND GENERAL DYNAMICS CORPORATION WILL FILE AND DELIVER ALL OTHER FORMS, NOTICES AND DOCUMENTS REQUIRED UNDER STATE AND FEDERAL LAW WITH RESPECT TO THE MERGER. ANTEON INTERNATIONAL CORPORATION WILL BE FILING PRELIMINARY PROXY MATERIALS WITH THE SECURITIES AND EXCHANGE COMMISSION. UPON EXPIRATION OF THE WAITING PERIOD REQUIRED UNDER THE FEDERAL SECURITIES LAWS TO PERMIT THE SEC TO REVIEW AND COMMENT UPON THE PRELIMINARY PROXY MATERIALS, ANTEON INTERNATIONAL CORPORATION WILL CALL A SPECIAL MEETING OF ITS STOCKHOLDERS TO VOTE ON THE MERGER AND WILL FILE WITH THE SEC AND MAIL THE DEFINITIVE PROXY MATERIALS TO ITS STOCKHOLDERS. THE DEFINITIVE PROXY MATERIALS WILL CONTAIN IMPORTANT INFORMATION REGARDING THE MERGER, INCLUDING, AMONG OTHER THINGS, THE RECOMMENDATION OF ANTEON INTERNATIONAL CORPORATION'S BOARD OF DIRECTORS IN RESPECT OF THE MERGER. STOCKHOLDERS OF ANTEON INTERNATIONAL CORPORATION ARE ADVISED TO READ THE DEFINITIVE PROXY MATERIALS, INCLUDING THE PROXY STATEMENT AND THE AGREEMENT AND PLAN OF MERGER, BEFORE MAKING ANY DECISIONS REGARDING THE MERGER. COPIES OF THE DEFINITIVE PROXY MATERIALS, AND ANY AMENDMENTS OR SUPPLEMENTS THERETO, MAY BE OBTAINED WITHOUT CHARGE AT THE SEC'S WEBSITE AT WWW.SEC.GOV OR AT ANTEON INTERNATIONAL CORPORATION'S WEBSITE AT WWW.ANTEON.COM AS THEY BECOME AVAILABLE.


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GENERAL DYNAMICS                     12                       DECEMBER 14, 2005